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EXHIBIT 23.2

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-64302) of Monolithic System Technology, Inc. of our report dated February 26, 2001 relating to the financial statements and financial statement schedule, which appears in this Annual Report on Form 10-K.

/s/ PricewaterhouseCoopers LLP

San Jose, California
March 19, 2002

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  EXHIBIT 23.2
CONSENT OF INDEPENDENT ACCOUNTANTS